Exhibit 99.3

ATTACHMENT A

[TO BE ISSUED ON CONVERSION OF DEBENTURE]

THE SECURITIES EVIDENCED, REPRESENTED AND CONTEMPLATED BY THIS WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 (“ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) BORROWER HAS RECEIVED FROM HOLDER’S COUNSEL A REASONABLY SATISFACTORY OPINION THAT SUCH TRANSFER CAN BE MADE WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE ACT, OR (2) A REGISTRATION STATEMENT FILED BY BORROWER IS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY AND ALL ACTION NECESSARY TO PERFECT AN EXEMPTION FROM SUCH REGISTRATION IS COMPLETED.

WARRANT TO PURCHASE COMMON STOCK

OF

FELLOWS ENERGY LTD.

Warrant Issue Date: June 4, 2004	Certificate No.: W-

Upon conversion of the $500,000 Convertible Debenture, dated June 4, 2004 (the “Debenture”), issued by Fellows Energy Ltd., a Nevada corporation (the “Company”) to             , a              corporation (the “Holder”), the Company grants the holder the right, subject to the terms set forth below, to purchase from the Company, 200,000 shares if the Debenture is wholly converted or such lesser proportionate number of shares (the “Subject Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

This Warrant is subject to the following provisions:

1. Term of Warrant. Subject to the terms and conditions set forth herein, at any time on or after conversion of the Debenture to which this Warrant relates, this Warrant shall be exercisable, in whole or in part, during the period commencing on the date of conversion of the Debenture and ending at 5:00 p.m., Denver, Colorado time, on the second anniversary of the conversation date, and shall be void thereafter. Capitalized terms used but not otherwise defined in this Warrant shall have the meanings ascribed to them in the Debenture.

2. Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.50 per share of Common Stock, as adjusted from time to time pursuant to Section 10 hereof (the “Exercise Price”).

3. Exercise of Warrant.

(a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part and at any time during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company, in an amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased.

(b) In addition to a cash exercise of the Warrant as provided in the preceding paragraph, the Holder may elect to exercise the Warrant in whole or in part by receiving shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where:	X =	the number of shares of Common Stock to be issued to the Holder

	Y =	the number of shares of Common Stock purchasable under the Warrant, or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the current fair market value (as determined in good faith by the board of directors) of one share of Common Stock (at the date of such calculation)

	B =	Exercise Price (as adjusted to the date of such calculation)

(c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date but in no event later than 10 days thereafter, the Company, at its own expense, shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

(d) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such 10-day period, deliver such new Warrant to the Person designated for delivery in the Notice of Exercise.

(e) The Company shall assist and cooperate with the Holder if such Holder is required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of such shares (as determined in good faith by the board of directors) multiplied by such fraction.

5. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the mutilation, destruction, loss or theft of this Warrant and the ownership thereof, the Company shall, upon the written request of the Holder, execute and deliver in replacement thereof a new Warrant in the same form, in the same original amount and dated the same date as this Warrant; and the Warrant so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding. If this Warrant is being replaced due to its mutilation, it shall be surrendered to the Company. In the case of destruction, loss or theft, the Holder shall furnish the Company with an indemnity in writing to save it harmless in respect of such replaced warrant.

6. Rights of Stockholders. Except as otherwise provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised (as to any portion hereof) as provided herein.

7. Transfer of Warrant.

(a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c) Transferability and Non-negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). Subject to the provisions of this Warrant, title to this Warrant may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. Notwithstanding the foregoing to the contrary, this Warrant may not be transferred or assigned with respect to any Subject Shares that have not vested as set forth in Section 1 above.

(d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except pursuant to sales registered under the Act or under such other circumstances that will not result in a violation of the Act or any state securities laws.

(ii) Holder represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended.

(iii) This Warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND (B) ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE TERMS AND CONDITIONS OF THE WARRANT DATED JUNE 4, 2004. AN EXECUTED COPY OF SUCH WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Common Stock upon the exercise of this Warrant and, if necessary, will take all steps necessary to amend its Certificate of Incorporation, as amended or restated from time to time, to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and other than income or similar taxes applicable to Holder). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Common Stock upon the exercise of this Warrant.

9. Amendments.

(a) Any term of this Warrant may be amended only with the written consent of the Company’s Board of Directors and the Holder.

(b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

10. Adjustments. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Stock Dividend, Subdivision or Combination of Preferred Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares of Common Stock, the Subject Shares in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock, the Subject Shares in effect immediately prior to such combination will be proportionately decreased.

(b) Reorganization, Reclassification or Consolidation. Any recapitalization, reorganization, reclassification, consolidation or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that the Holder of this Warrants will thereafter have the right to acquire in lieu of the Subject Shares immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the Subject Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision with respect to Holders’ rights and interests to insure that the provisions of this Section 10 will thereafter be applicable to the Warrant. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to acquire.

(c) In the event the conversion price of the Debentures is adjusted pursuant to Section 2.4(C) of the Debenture, the exercise price of this Warrant shall be reduced to the adjusted conversion price of the Debenture.

(d) Notices.

(i) Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to Holder setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii) The Company will give written notice to Holder at least 10 Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription to holders of Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(iii) The Company will also give written notice to Holder at least 10 Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada (without giving effect to the choice of law principles thereof).

12. Notice Rights. Prior to the exercise of this Warrant, the Company shall or shall cause others to deliver to Holder copies of all notices required to be given in accordance with the terms of the Company’s Certificate of Incorporation, as amended or restated from time to time. Any notice delivered to Holder pursuant to this Section 12 shall be delivered as promptly as is reasonably practicable but in each case shall provide Holder with a reasonable amount of time following receipt of such notice to exercise the Warrant and act on such notice if Holder so desires.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

COMPANY

FELLOWS ENERGY LTD.

By:
Name:
Title:

Signature Page to Warrant

NOTICE OF EXERCISE

FELLOWS ENERGY LTD.

370 Interlocken Blvd., #400

Broomfield, CO 80021

ATTN: Board of Directors

(1) The undersigned hereby elects to purchase [            ] shares of Common Stock of Fellows Energy Ltd., a Delaware corporation, pursuant to the provisions of [Section 3(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full] [Section 3(b) of the attached Warrant].

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

[HOLDER]

By:
Name:
Title:

Date:

ASSIGNMENT FORM

[To be executed only upon transfer

of the Warrant to which this form is attached]

For value received, the undersigned hereby sells, assigns and transfers unto                                          all of the rights represented by the Warrant to which this form is attached to purchase                                          shares of Common Stock of Fellows Energy Ltd. (the “Company”), to which such Warrant relates, and appoints                                          as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises.

Signature:
(Signature must conform in all respects to the name of the Holder of the Warrant as specified on the face of the Warrant)

Address:

Date:

Signed in the presence of: